CHANCELLOR LGT
ASSET MANAGEMENT
OVER 25 YEARS
OF INVESTING
WORLDWIDE
GT GLOBAL
JAPAN
GROWTH FUND

ANNUAL REPORT
DECEMBER 31, 1996

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
President............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Portfolio   holdings'
and  views   of   the
Funds' managers
described   in   this
annual report are  as
of  the  date  of the
interview, unless
otherwise noted,  and
are subject to
change.

GT GLOBAL JAPAN GROWTH FUND
MESSAGE FROM THE PRESIDENT

Dear Investor,

Fiscal 1996 has been a year of economic strengthening, and the GT Global Funds have benefited from low inflation and low interest rates worldwide. We're proud of their performance over the past year and remain enthusiastic about their long-term potential.

Consistent, above-average performance of GT Global Funds is our priority. To that end, we enhanced the breadth and depth of our investment capabilities this fall when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, 1996, Chancellor merged with LGT Asset Management, the Funds' advisor, and the combined entity is now known as Chancellor LGT Asset Management. This acquisition increased assets entrusted to LGT to over $80 billion.

We are confident about the partnership's success because both firms share a commitment to providing investors around the world with solutions to their investment needs through combined, top-notch expertise. Individual investors now have access to the same high-quality management services enjoyed by over 320 institutional investors, including some of the country's largest organizations.

Chancellor's strengths--disciplined U.S. equity and fixed income processes and professionals, coupled with proven fundamental and quantitative investment capabilities--represent an ideal complement to LGT's advantages as an experienced global investment manager with an extensive global infrastructure. Chancellor LGT Asset Management's global investment team includes 12 economists, 98 portfolio managers, 72 analysts and 19 traders located in nine regional offices.

Warren Shaw, LGT's new Global Chief Investment Officer, has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

As always, we appreciate your continued confidence. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our registered representatives will be happy to assist you.

Sincerely,


/s/ WILLIAM J. GUILFOYLE


William J. Guilfoyle
President
GT Global Mutual Funds

INVESTMENT OBJECTIVE

The GT Global Japan
Growth Fund seeks
long-term growth of
capital by investing in
securities of issuers
located in Japan.

GT GLOBAL JAPAN GROWTH FUND
PERFORMANCE SUMMARY

                                GT GLOBAL
                               JAPAN GROWTH            MSCI Japan
                               FUND CLASS A              Index

7/19/85                           9525                  10000
                                  9534.53                9582
                                  9486.9                 9813.14
                                 10458.5                10855.5
                                 10858.5                11199
                                 11411                  11367.2
                                 11811                  12040.7
                                 12296.8                12375.2
                                 13439.8                13867.6
                                 15307.7                16844.6
                                 16136.7                17487.3
                                 16252.4                17373.7
                                 17168.1                19140.2
                                 19404.5                21672.8
                                 20763.7                23645.4
                                 20040.7                24237.3
                                 16300.6                21006
                                 17852.5                22400.6
                                 19047.9                24048.1
                                 19394.9                27918.2
                                 19414.2                28420.9
                                 19864.3                31536.8
                                 21663.7                36500.8
                                 23064.3                36436.5
                                 23882.2                33740
                                 24996.5                32561
                                 28032.9                36621.4
                                 29944.7                35329
                                 24740.9                32680.6
                                 26022.1                33988.9
                                 28974.1                34432.4
                                 29771.5                36289.7
                                 32989.3                39033.3
                                 34710.2                41978
                                 37564.2                42418
                                 36319                  40505.2
                                 35199.8                38981.5
                                 35031.9                40771.8
                                 33800.8                37695
                                 34023.8                39321.4
                                 32675.2                42606.1
                                 35569.1                46396
                                 35313.2                46665.8
                                 37785.4                46807.2
                                 39656.3                47715.9
                                 40758.8                46052.9
                                 42128.6                45981.6
                                 42162                  43380.6
                                 40491.5                41440.7
                                 46004                  46941.3
                                 46538.5                43705.6
                                 50681.2                46494.5
                                 49144.4                45279.3
                                 51416.2                47592.6
                                 56758.7                47509.1
                                 57970.7                44654.8
                                 54784.8                40041.4
                                 48966.9                32280.4
                                 47685.6                32691.1
                                 54854                  37373.5
                                 55442.7                35632.5
                                 57001.1                35155.4
                                 49470.2                31738.5
                                 39569.1                26548.4
                                 46580.9                32989.1
                                 41824.2                29029.2
                                 40450                  30397.7
                                 40309.1                31266
                                 45136.3                35213.1
10/31/90                         44854.4                33027.5
                                 44995.4                33854
                                 45382.9                33702.5
                                 45065.8                31281.1
                                 45382.9                32252.2
                                 41824.2                30474.8
                                 44854.4                33140.5
                                 45030.6                34576.6
                                 39287.2                32138.9
                                 39322.5                33159.8
                                 37525.5                31627.8
                                 36045.6                28991.3
                                 32698.3                25852.6
                                 31641.2                24265.2
                                 33156.3                26210.7
                                 32099.3                23818.6
                                 30760.3                23550.4
                                 32275.4                27727.2
                                 31746.9                27067.2
                                 30478.5                25814.7
                                 30619.4                26486.1
                                 30863.9                26099.1
                                 30757.4                26018.4
                                 31467                  27149.6
                                 34588.8                30973.8
                                 38455.7                36484.1
                                 39519.9                37494.1
                                 38704                  36979.2
                                 40797.1                39326.4
                                 41896.8                40189.3
                                 42322.5                38284
                                 42180.6                38114.8
                                 39555.4                31793.8
                                 41187.3                32806.7
                                 44131.8                38108.2
                                 46473.2                39855.6
                                 45692.7                38155.6
                                 46295.8                39786.9
                                 46437.7                40662.6
                                 48779.1                42673.1
                                 47395.6                41145.4
                                 46863.4                41430.5
                                 45231.5                40412.7
                                 45338                  41525.9
                                 43067.5                39441.2
                                 43890.7                39898.8
                                 40278.3                37576.9
                                 38688.8                35767.2
                                 39700.3                39064.1
                                 39808.7                40976.3
                                 37930.2                38440.8
                                 38833.3                36609.7
                                 42156.8                39529.2
                                 43204.3                37945.1
                                 44179.7                38272.1
                                 43132.1                36136.3
                                 43059.9                38280.1
                                 44740                  40242
                                 44699.3                39717.9
                                 44007.9                39015.5
                                 44577.3                40397.1
                                 46244.9                42698.7
                                 45065.4                40505.9
                                 45594.2                40724.8
                                 44821.4                38905.8
                                 43438.5                37171.6
                                 43641.9                38464
                                 42218.3                35887.8
                                 41892.9                36576.8
12/31/96                         41417.6                34052.9


The chart above shows the performance of the GT Global Japan Growth Fund, Class A shares, since the Fund's inception versus the MSCI Japan Index. This represents a cumulative return of 314.18% and an average annual total return of 13.21% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1,1993, would have been valued at $11,276 on December 31, 1996. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $10,971 on December 31, 1996.

AVERAGE ANNUAL TOTAL RETURNS %(1)
DECEMBER 31, 1996


SHARE CLASS        WITHOUT SALES CHARGE(2)              WITH SALES CHARGE
                1-YEAR  5-YEAR  10-YEAR  LOF       1-YEAR  5-YEAR  10-YEAR  LOF
-------------------------------------------------------------------------------
CLASS A(3)       -7.43    1.04    8.08   13.69      -11.82   0.06    7.55    13.21
CLASS B(3)       -8.05     N/A     N/A    3.95      -12.45    N/A     N/A     3.25
ADVISOR CLASS(4) -7.14     N/A     N/A    6.01         N/A    N/A     N/A      N/A



HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (LAST 10 YEARS)

             1987    1988    1989    1990    1991    1992    1993     1994    1995    1996
CLASS A     52.11(3) 21.88   60.73  -28.73  -2.79   -21.51   33.45    6.56    1.94   -7.43
CLASS B      N/A      N/A     N/A     N/A    N/A      N/A    17.46(3) 5.81    1.2    -8.05

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) This performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.

(3) The Fund began operations on July 19, 1985; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGER   JANUARY, 1997
ANDREW CALLENDER

Q HOW DID THE FUND PERFORM?
A The Japanese market continued to struggle through its prolonged economic downturn. As a result, the Fund's total returns over the past 12 months to December 31, 1996, were disappointing, declining by 7.43% for Class A shares (-11.82% taking into account the maximum 4.75% sales charge); total return for Class B shares was -8.05%
(-12.45% with the maximum 5.0% contingent deferred sales charge). Meanwhile, the Morgan Stanley
Capital International (MSCI) Japan Index(5) suffered even more, returning -15.38% over the same period.

Q COULD YOU DESCRIBE THE GENERAL ECONOMIC AND
  FINANCIAL ENVIRONMENT?
A The transitional period Japan entered into in the early 1990s continued in 1996, with sluggish economic growth and deflation persisting throughout the year. Japanese banks have yet to overcome the bad debt crisis precipitated by a collapse in property and stock prices. The fragile financial system has not only depressed consumer confidence, but could also worsen as declining share prices erode the value of banks' stock portfolios. This is problematic as these portfolios provide a means of writing off bad loans and keeping capital adequacy rates up to international standards.

In addition, businesses have had difficulties coping with slow growth, and company profits have proved unsustainable with the drop-off in consumer demand in the second half of the year. Meanwhile, although a weaker yen has been a boom for exports, it's becoming less of a positive factor as many companies have moved production overseas. We expect the weakening yen will damage profit margins, apart from exporters, as input costs rise in a deflationary environment.

Q WHAT WAS YOUR INVESTMENT STRATEGY?
A Generally, we've felt that market valuations have been excessively high. Our strategy for stock selection has therefore been to focus on a smaller number of companies with good valuations and growth prospects. With respect to the Fund's bond position, interest rates have been persistently low. We have little reason to believe they will fall any further, particularly now that the yen has depreciated beyond Y110/US$1.00.
Accordingly, we have cut back the Fund's position in bonds and anticipate selling it off entirely in the near future, unless conditions change. We also continued our low exposure to the yen (40%).

While there was little change among the Fund's top 10 holdings, we have been buying Southland (the largest convenience store operator in the U.S., which sells under the Seven-Eleven name) due to a fall in its price and a stable company outlook.

Q COULD YOU PROVIDE SOME SPECIFICS ON THE
  FUND'S PERFORMANCE?
A Overall, the Fund's investment strategy in a down market proved helpful. While the market plummeted and the yen weakened, the Fund's forward currency contracts, in addition to its focus on stock selection, added some value relative to the index. Companies that performed well during the period include Takeda
Chemical, Nichiei, and Matsushita-Kotobuki. A number of the Fund's smaller holdings, however, performed poorly. These include Blue Grass, Ten
Allied and Bunkyodo.

Q WHAT IS YOUR OUTLOOK GOING FORWARD?
A We expect the volatility and weakness in the market to continue. In fact, during the first week of trading this year, the stock market experienced a sharp drop of 10%, with banks and construction sectors experiencing the biggest losses. The TOPIX Banking
Index decreased 14% during the first week of trading.

In an environment where value is scarce, stocks we find attractive include selected companies with reasonable valuations that dominate their international markets, as well as domestic growth companies that can exploit structural changes in the economy, such as deregulation (retail and telecommu-nications) or the rapidly aging population.

ABOUT THE PORTFOLIO MANAGER

ANDREW CALLENDER - Head of Investment in Japan. Mr.
Callender joined LGT's office in Hong Kong in 1987.
He subsequently worked in our Tokyo and Singapore offices before returning to Tokyo to assume his current responsibilities. Mr. Callender received his M.A. from Oxford University.

(5) The MSCI Japan Index is an arithmetic average, weighted by market value, of the performance of 309 securities listed on Japanese stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

ALLOCATION OF NET ASSETS %
DECEMBER 31, 1996

Services                  36.6
Health Care                9.6
Technology                 9.2
Capital Goods              9.2
Finance                    6.9
Consumer Non-Durables      5.3
Materials/Basic Industry   2.4
Fixed Income               8.0
Short Term & Other        12.8

Allocations will change based on current market conditions.


GT GLOBAL JAPAN GROWTH FUND                                                 % of
KEY PORTFOLIO HOLDINGS(6)                                                 Net Assets

TAKEDA CHEMICAL INDUSTRIES A top pharmaceutical manufacturer, most           5.9
recognized for its vitamin tablet Alinamin, and a leader in
antibiotics since 1965. Takeda is also a front runner in overseas operations in the U.S. and other countries, with its Central
Research Lab as an operations base.

SOUTHLAND CORP. A convenience store chain with company-operated,             5.7
franchised and licensed locations worldwide. The company conducts business principally under the Seven-Eleven name. Its activities also include the operation of High's Dairy Stores, Quik Marts and
Super 7 high-volume gasoline outlets and mini-convenience stores.

AOYAMA TRADING CO., LTD. The largest suburban discount chain store           4.9
in Japan, specializing in men's discount suits. The company is developing a casual wear line to complement its business clothing sales. Generally, Aoyama sells lesser-known brand-name items.

AMWAY JAPAN LTD. Door-to-door marketer of detergents, cosmetics,             4.8
kitchenware and related products.

NICHIEI CO., LTD. A financial services company providing short-term          4.6
financing to small and medium-sized businesses in Japan that do not have property to use as collateral for bank loans. Loans are restricted in size and backed by third-party guarantees. The company is actively seeking to expand business in the regional areas.

ITO-YOKADO CO., LTD. Operates one of the best-managed supermarket            4.5
chains in Japan. Despite a sluggish retail environment, Ito Yokado has managed to grow sales and profits through competitive pricing, a strong merchandising strategy, sound inventory and cost control.

DAINI DENDEN INC. (DDI) CORP. Japan's second-largest provider of             4.5
cellular phone services, DDI has benefited from the liberalization of domestic cellular services and cellular handset sales. The company also has more than 10% of the domestic long-distance market.

MATSUSHITA-KOTOBUKI ELECTRONICS LTD. Producer of parts for the PC            4.3
industry, including disk drives and CD-ROMs.

MURATA MANUFACTURING CO., LTD. Manufacturer of a large range of              4.0
electric components for the semi-conductor, industrial electronics and telecommunications industry. They have production facilities throughout Asia.

SEVEN-ELEVEN JAPAN LTD. Japan's largest convenience store operator,          3.0
Seven-Eleven belongs to the Ito-Yokado group. Seven-Eleven Japan also owns Southland Corp., the operator of Seven-Eleven franchises in the U.S.


(6) There can be no assurance the Fund will continue to hold these securities.

GT GLOBAL
JAPAN
GROWTH FUND

FINANCIAL
STATEMENTS

                          GT GLOBAL JAPAN GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global Japan Growth Fund, a series of shares of beneficial interest of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Japan Growth Fund, as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 14, 1997

                                       F1

                          GT GLOBAL JAPAN GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                                     % OF NET
EQUITY INVESTMENTS                                                        SHARES        VALUE         ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Services (36.6%)
  Southland Corp.{l} -/- {\/} ........................................    1,848,200  $  5,486,841        5.7
    RETAILERS-OTHER
  Aoyama Trading Co., Ltd. ...........................................      175,200     4,661,507        4.9
    RETAILERS-APPAREL
  Ito-Yokado Co., Ltd. ...............................................      100,000     4,353,836        4.5
    RETAILERS-OTHER
  DDI Corp. ..........................................................          650     4,301,140        4.5
    WIRELESS COMMUNICATIONS
  Seven-Eleven Japan Ltd. ............................................       50,000     2,928,473        3.0
    RETAILERS-OTHER
  Autobacs Seven Co., Ltd. ...........................................       40,000     2,829,993        2.9
    RETAILERS-OTHER
  Yoshinoya D&C Co., Ltd. ............................................          200     2,453,352        2.6
    RESTAURANTS
  Fast Retailing Co., Ltd. ...........................................       90,000     2,309,088        2.4
    RETAILERS-APPAREL
  Nissen Co. .........................................................      273,000     1,910,245        2.0
    RETAILERS-OTHER
  Nitori Co. .........................................................       59,400     1,031,393        1.1
    RETAILERS-OTHER
  Xebio Co., Ltd. ....................................................       25,000       745,076        0.8
    RETAILERS-APPAREL
  Blue Grass Co., Ltd. ...............................................       44,000       710,781        0.7
    RETAILERS-APPAREL
  Ten Allied Co. .....................................................       65,000       634,502        0.7
    RESTAURANTS
  Bunkyodo Co., Ltd. .................................................       35,000       489,806        0.5
    RETAILERS-OTHER
  Fujitsu Business Systems ...........................................       15,000       327,833        0.3
    BUSINESS & PUBLIC SERVICES
                                                                                     ------------
                                                                                       35,173,866
                                                                                     ------------
Health Care (9.6%)
  Takeda Chemical Industries .........................................      270,000     5,667,761        5.9
    PHARMACEUTICALS
  Olympus Optical Co., Ltd. ..........................................      230,000     2,185,556        2.3
    MEDICAL TECHNOLOGY & SUPPLIES
  Taisho Pharmaceuticals .............................................       55,000     1,297,080        1.4
    PHARMACEUTICALS
                                                                                     ------------
                                                                                        9,150,397
                                                                                     ------------
Technology (9.2%)
  Matsushita-Kotobuki Electronics Ltd. ...............................      160,000     4,174,153        4.3
    COMPUTERS & PERIPHERALS
  Koei Co., Ltd. .....................................................       87,400     1,676,123        1.7
    SOFTWARE
  Hosiden Electronics-/- .............................................      223,000     1,581,574        1.6
    COMPUTERS & PERIPHERALS
  Kyushu-Matsushita Electric Co., Ltd. ...............................       65,000       842,260        0.9
    COMPUTERS & PERIPHERALS

    The accompanying notes are an integral part of the financial statements.

                                       F2

                          GT GLOBAL JAPAN GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                                                                                                     % OF NET
EQUITY INVESTMENTS                                                        SHARES        VALUE         ASSETS
----------------------------------------------------------------------  -----------  ------------  -------------
Technology (Continued)
  Geomatec Co., Ltd. .................................................       25,000  $    645,733        0.7
    COMPUTERS & PERIPHERALS
                                                                                     ------------
                                                                                        8,919,843
                                                                                     ------------
Capital Goods (9.2%)
  Murata Manufacturing Co., Ltd. .....................................      115,000     3,824,724        4.0
    ELECTRICAL PLANT/EQUIPMENT
  Higashi Nihon House ................................................      152,000     1,956,462        2.0
    CONSTRUCTION
  Canon, Inc. ........................................................       55,000     1,216,310        1.3
    OFFICE EQUIPMENT
  Shima Seiki Manufacturing Ltd. .....................................       20,000       932,965        1.0
    MACHINE TOOLS
  Komori Corp. .......................................................       40,000       850,035        0.9
    MACHINERY & ENGINEERING
  NEC System Integration & Construction ..............................           60         1,197         --
    CONSTRUCTION
  Japan Foundation Engineering .......................................           90         1,174         --
    CONSTRUCTION
                                                                                     ------------
                                                                                        8,782,867
                                                                                     ------------
Finance (6.9%)
  Nichiei Co., Ltd. ..................................................       60,000     4,431,583        4.6
    OTHER FINANCIAL
  Diamond Lease Co., Ltd. ............................................      175,000     2,222,270        2.3
    OTHER FINANCIAL
                                                                                     ------------
                                                                                        6,653,853
                                                                                     ------------
Consumer Non-Durables (5.3%)
  Amway Japan Ltd.{z} ................................................      145,000     4,659,641        4.8
    HOUSEHOLD PRODUCTS
  Tsutsumi Jewelry Co., Ltd. .........................................       20,600       510,729        0.5
    PERSONAL CARE/COSMETICS
                                                                                     ------------
                                                                                        5,170,370
                                                                                     ------------
Materials/Basic Industry (2.4%)
  Toyo Exterior ......................................................       80,000     1,188,666        1.2
    BUILDING MATERIALS & COMPONENTS
  Gakken .............................................................      200,000     1,131,652        1.2
    PAPER/PACKAGING
                                                                                     ------------
                                                                                        2,320,318
                                                                                     ------------      -----

TOTAL EQUITY INVESTMENTS (cost $90,397,106) ..........................                 76,171,514       79.2
                                                                                     ------------      -----

    The accompanying notes are an integral part of the financial statements.

                                       F3

                          GT GLOBAL JAPAN GROWTH FUND

                               December 31, 1996

                                                                           PRINCIPAL                     % OF NET
FIXED INCOME INVESTMENTS                                       CURRENCY     AMOUNT         VALUE          ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (7.0%)
  Austria (3.5%)
    Republic of Austria, 4.5% due 9/28/05{z} ................   JPY       340,000,000   $  3,362,846         3.5
  Japan (3.5%)
    Japanese Government Bond, 3.8% due 9/20/16{z} ...........   JPY       375,000,000      3,400,462         3.5
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $7,210,305) ................................................                              6,763,308
                                                                                        ------------
Corporate Bonds (1.0%)
  Japan (1.0%)
    Higashi Nihon House Co., Convertible Bond, 0.375% due
     4/30/00 (cost $1,089,201) ..............................   CHF         1,150,000        906,764         1.0
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $8,299,506) ............                              7,670,072         8.0
                                                                                        ------------       -----


                                                                           NUMBER OF                     % OF NET
OPTIONS                                                        CURRENCY    CONTRACTS       VALUE          ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Simex Nikkei Put Options, strike JPY20,500, expire 3/14/97
   (cost $325,798)-/- .......................................   JPY               140        834,485         0.9
                                                                                        ------------       -----
    INDEX OPTIONS

                                                                                                         % OF NET
REPURCHASE AGREEMENT                                                                       VALUE          ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1996, with State Street Bank & Trust
   Co., due January 2, 1997, for an effective yield of 6.25%, collateralized by $380,000 U.S. Treasury Notes, 6.125% due
   3/31/98 (market value of collateral is $388,025, including
   accrued interest). (cost $376,066) .......................                                376,066         0.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $99,398,476)  * .....................                             85,052,137        88.5
Other Assets and Liabilities ................................                             11,062,550        11.5
                                                                                        ------------       -----

NET ASSETS ..................................................                           $ 96,114,687       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {z} Security is segregated as collateral for written futures. See Note 1 of Notes to Financial Statements.
        {l} This is a U.S. security of which approximately 62.5% of its outstanding stock is owned by Ito-Yokado Co., Ltd.
       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $100,530,250 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   4,077,832
                 Unrealized depreciation:           (19,555,945)
                                                  -------------
                 Net unrealized depreciation:     $ (15,478,113)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                          GT GLOBAL JAPAN GROWTH FUND

                               December 31, 1996

--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Japanese Yen............................     1,738,446       113.34500  02/12/97   $   (26,078)
                                          --------------                          --------------
  Total Contracts to Buy (Payable amount
   $1,764,524)..........................     1,738,446                                 (26,078)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 1.81%.


CONTRACTS TO SELL:
----------------------------------------
Japanese Yen............................     9,561,451       110.40000  02/12/97       402,317
Japanese Yen............................    44,330,362       110.40000  02/12/97     1,865,290
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $56,159,420)..................    53,891,813                               2,267,607
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 56.07%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                           $ 2,241,529
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN FUTURES CONTRACTS OUTSTANDING
                               DECEMBER 31, 1996

                                          EXPIRATION    NO. OF                  MARKET
DESCRIPTION                                  DATE      CONTRACTS   CURRENCY      VALUE
----------------------------------------  ----------   ---------   --------   -----------
Simex Nikkei 225 Index Future (Face
 $13,432,632)...........................   03/15/97       150        JPY      $12,533,474

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                          GT GLOBAL JAPAN GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1996

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $99,398,476) (Note 1).......  $ 85,052,137
  U.S. currency.............................................  $      810
  Foreign currencies (cost $7,317,540)......................   7,202,621     7,203,431
                                                              ----------
  Receivable for securities sold........................................     2,922,583
  Receivable for open forward foreign currency contracts, net (Note
   1)...................................................................     2,241,529
  Receivable for initial margin (Note 1)................................     1,405,431
  Interest receivable...................................................        87,851
  Receivable for Fund shares sold.......................................        63,925
  Dividends receivable..................................................        50,940
  Cash held as collateral for securities loaned (Note 1)................     5,979,995
                                                                          ------------
    Total assets........................................................   105,007,822
                                                                          ------------
Liabilities:
  Payable for loan outstanding (Note 1).................................     2,000,000
  Payable for Fund shares repurchased...................................       634,140
  Payable for investment management and administration fees (Note 2)....        83,572
  Payable for service and distribution expenses (Note 2)................        48,382
  Payable for transfer agent fees (Note 2)..............................        47,598
  Payable for printing and postage expenses.............................        44,043
  Payable for professional fees.........................................        23,272
  Payable for custodian fees............................................        10,360
  Payable for registration and filing fees..............................         8,995
  Payable for Trustees' fees and expenses (Note 2)......................         3,985
  Payable for fund accounting fees (Note 2).............................         1,952
  Other accrued expenses................................................         6,841
  Collateral for securities loaned (Note 1).............................     5,979,995
                                                                          ------------
    Total liabilities...................................................     8,893,135
                                                                          ------------
Net assets..............................................................  $ 96,114,687
                                                                          ------------
                                                                          ------------
Class A:
Net asset value and redemption price per share ($63,584,967 DIVIDED BY
 6,517,910 shares outstanding)..........................................  $       9.76
                                                                          ------------
                                                                          ------------
Maximum offering price per share (100/95.25 of $9.76) *.................  $      10.25
                                                                          ------------
                                                                          ------------
Class B:+
Net asset value and offering price per share ($32,116,485 DIVIDED BY
 3,382,968 shares outstanding)..........................................  $       9.49
                                                                          ------------
                                                                          ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per
 share ($413,235 DIVIDED BY 42,104 shares outstanding)..................  $       9.81
                                                                          ------------
                                                                          ------------
Net assets consist of:
  Paid in capital (Note 4)..............................................  $110,959,451
  Accumulated net realized loss on investments and foreign currency
   transactions.........................................................    (3,515,352)
  Net unrealized appreciation on translation of assets and liabilities
   in foreign currencies................................................     2,117,769
  Net unrealized depreciation of investments............................   (13,447,181)
                                                                          ------------
Total -- representing net assets applicable to capital shares outstanding............................................................  $ 96,114,687
                                                                          ------------
                                                                          ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                          GT GLOBAL JAPAN GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1996

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income.........................................................  $  1,356,810
  Dividend income (net of foreign withholding tax of $116,158)............       663,718
  Other income............................................................         2,221
                                                                            ------------
    Total investment income...............................................     2,022,749
                                                                            ------------
Expenses:
  Investment management and administration fees (Note 2)..................     1,367,702
  Service and distribution expenses: (Note 2)
    Class A.................................................  $    334,198
    Class B.................................................       439,916       774,114
                                                              ------------
  Transfer agent fees (Note 2)............................................       486,650
  Custodian fees (Note 1).................................................       109,903
  Registration and filing fees............................................        75,992
  Printing and postage expenses...........................................        71,503
  Audit fees..............................................................        53,358
  Fund accounting fees (Note 2)...........................................        35,119
  Trustees' fees and expenses (Note 2)....................................        14,640
  Legal fees..............................................................        11,882
  Other expenses..........................................................         7,446
                                                                            ------------
    Total expenses before reductions......................................     3,008,309
                                                                            ------------
      Expense reductions (Notes 1 & 5)....................................      (144,104)
                                                                            ------------
    Total net expenses....................................................     2,864,205
                                                                            ------------
Net investment loss.......................................................      (841,456)
                                                                            ------------
Net realized and unrealized gain (loss) on investments and
  foreign currencies: (Note 1)
  Net realized loss on investments..........................    (8,109,001)
  Net realized gain on foreign currency transactions........    11,961,938
                                                              ------------
    Net realized gain during the year.....................................     3,852,937
  Net change in unrealized appreciation on translation of
   assets and liabilities in foreign currencies.............      (464,975)
  Net change in unrealized depreciation of investments......   (11,261,238)
                                                              ------------
    Net unrealized depreciation during the year...........................   (11,726,213)
                                                                            ------------
Net realized and unrealized loss on investments and foreign currencies....    (7,873,276)
                                                                            ------------
Net decrease in net assets resulting from operations......................  $ (8,714,732)
                                                                            ------------
                                                                            ------------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                          GT GLOBAL JAPAN GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 1996   DECEMBER 31, 1995
                                                              -----------------   -----------------
Increase (Decrease) in net assets
Operations:
  Net investment loss.......................................    $    (841,456)      $    (662,252)
  Net realized gain on investments and foreign currency
   transactions.............................................        3,852,937          14,964,910
  Net change in unrealized appreciation (depreciation) on
   translation of assets and liabilities in foreign
   currencies...............................................         (464,975)            923,132
  Net change in unrealized depreciation of investments......      (11,261,238)        (11,851,499)
                                                              -----------------   -----------------
    Net increase (decrease) in net assets resulting from
     operations.............................................       (8,714,732)          3,374,291
                                                              -----------------   -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................       (2,883,812)        (11,936,435)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................       (1,472,016)         (4,652,476)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments.....................          (18,593)            (58,144)
                                                              -----------------   -----------------
    Total distributions.....................................       (4,374,421)        (16,647,055)
                                                              -----------------   -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested..........      510,718,392         565,596,580
  Decrease from capital shares repurchased..................     (554,451,474)       (524,808,353)
                                                              -----------------   -----------------
    Net increase (decrease) from capital share
     transactions...........................................      (43,733,082)         40,788,227
                                                              -----------------   -----------------
Total increase (decrease) in net assets.....................      (56,822,235)         27,515,463
Net assets:
  Beginning of year.........................................      152,936,922         125,421,459
                                                              -----------------   -----------------
  End of year*..............................................    $  96,114,687       $ 152,936,922
                                                              -----------------   -----------------
                                                              -----------------   -----------------
  --------------
   *Includes undistributed net investment income of.........    $           0       $           0
                                                              -----------------   -----------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                          GT GLOBAL JAPAN GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                           1996 (A)    1995 (A)      1994        1993      1992 (A)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   11.00   $   12.15   $   11.61   $    8.70   $   11.16
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment loss...................      (0.04)      (0.04)      (0.04)      (0.14)      (0.00) *
  Net realized and unrealized gain
   (loss) on investments................      (0.77)       0.26        0.79        3.05       (2.40)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.81)       0.22        0.75        2.91       (2.40)
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.43)      (1.37)      (0.21)         --       (0.06)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    9.76   $   11.00   $   12.15   $   11.61   $    8.70
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (d).............      (7.43)%      1.94%       6.56%      33.45%      (21.5)%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  63,585   $ 111,105   $  98,066   $  88,487   $  93,865
Ratio of net investment loss to average
 net assets.............................      (0.40)%     (0.40)%     (0.32)%      (0.3)%      (0.0)%*
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.84%       1.99%       1.91%        2.1%        2.2%*
  Without expense reductions............       1.94%       2.14%       2.03%         --%**        --%**
Portfolio turnover rate++++.............         31%         67%         49%        104%        115%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0971         N/A         N/A         N/A         N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of operating expenses of $0.01. Without such reimbursement, the ratio of expenses to average net assets would have been 2.3% and the ratio of net investment loss to average net assets would have been (0.1)% (See
     Note 2).
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) These selected per share data were calculated based upon average shares outstanding during the period.
 (b) Not annualized
 (c) Annualized
 (d) Total investment return does not include sales charges.
N/A  Not applicable

    The accompanying notes are an integral part of the financial statements.
                                       F9

                          GT GLOBAL JAPAN GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                              CLASS B++                           ADVISOR CLASS+++
                                          -------------------------------------------------  ---------------------------
                                                                              APRIL 1, 1993                 JUNE 1, 1995
                                               YEAR ENDED DECEMBER 31,             TO         YEAR ENDED         TO
                                          ----------------------------------  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1996 (A)    1995 (A)      1994         1993         1996 (A)       1995 (A)
                                          ----------  ----------  ----------  -------------  -------------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   10.78   $   12.02   $   11.57     $    9.85      $   11.02     $   10.50
                                          ----------  ----------  ----------  -------------  -------------  ------------
Income from investment operations:
  Net investment loss...................      (0.11)      (0.12)      (0.13)        (0.18)         (0.01)        (0.00)
  Net realized and unrealized gain
   (loss) on investments................      (0.75)       0.25        0.79          1.90          (0.77)         1.89
                                          ----------  ----------  ----------  -------------  -------------  ------------
    Net increase (decrease) from
     investment operations..............      (0.86)       0.13        0.66          1.72          (0.78)         1.89
                                          ----------  ----------  ----------  -------------  -------------  ------------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.43)      (1.37)      (0.21)           --          (0.43)        (1.37)
                                          ----------  ----------  ----------  -------------  -------------  ------------
Net asset value, end of period..........  $    9.49   $   10.78   $   12.02     $   11.57      $    9.81     $   11.02
                                          ----------  ----------  ----------  -------------  -------------  ------------
                                          ----------  ----------  ----------  -------------  -------------  ------------
Total investment return (d).............      (8.05)%      1.20%       5.81%        17.46%(b)       (7.14)%      18.14 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  32,116   $  41,274   $  27,355     $   3,699      $     413     $     558
Ratio of net investment loss to average
 net assets.............................      (1.05)%     (1.05)%     (0.97)%        (0.9)%(c)       (0.05)%      (0.05)%(c)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.49%       2.64%       2.56%          2.7%(c)        1.49%        1.64 %(c)
  Without expense reductions............       2.59%       2.79%       2.68%           --%**        1.59%         1.79 %(c)
Portfolio turnover rate++++.............         31%         67%         49%          104%            31%           67 %
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0971         N/A         N/A           N/A      $  0.0971           N/A

----------------

  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
  * Includes reimbursement by Chancellor LGT Asset Management, Inc. of operating expenses of $0.01. Without such reimbursement, the ratio of expenses to average net assets would have been 2.3% and the ratio of net investment loss to average net assets would have been (0.1)% (See
     Note 2).
 * * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
 (a) These selected per share data were calculated based upon average shares outstanding during the period.
 (b) Not annualized
 (c) Annualized
 (d) Total investment return does not include sales charges.
N/A  Not applicable

    The accompanying notes are an integral part of the financial statements.
                                      F10

                          GT GLOBAL JAPAN GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Japan Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has eight diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type. However, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued to the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if

                                      F11

                          GT GLOBAL JAPAN GROWTH FUND

the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates. At December 31, 1996, the Fund had segregated securities valued at $11,422,949 and cash of $1,405,431 to cover margin requirements on open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1996, stocks with an aggregate value of $5,699,560 were on loan to brokers. The loans were secured by cash collateral of $5,979,995, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended December 31, 1996, the Fund received securities lending fees of $89,879 which were used to reduce custodian fees.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue

                                      F12

                          GT GLOBAL JAPAN GROWTH FUND

Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or for excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. These risks of investing in foreign markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may by resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with the Bank of Boston. The arrangement with the bank allows all specified funds to borrow an aggregate maximum amount of $100,000,000. On December 31, 1996, the Fund borrowed $2,000,000 at a money market rate.

For the year ended December 31, 1996, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $2,000,000 with a weighted average interest rate of 8%. Interest incurred on this loan for the year ended December 31, 1996 was $444.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The Fund pays investment management and administration fees to the Manager at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any period to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average net asset value of the Fund.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1996, GT Global retained $47,700 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected such CDSCs in the amount of $18,349 for the year ended December 31, 1996. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the year ended December 31, 1996, GT Global collected such CDSCs in the amount of $330,744. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily

                                      F13

                          GT GLOBAL JAPAN GROWTH FUND

net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services is also reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1996, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $36,975,149 and $63,613,560, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

                                      F14

                          GT GLOBAL JAPAN GROWTH FUND

4. CAPITAL SHARES
At December 31, 1996, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS


                                                                     YEAR ENDED                   YEAR ENDED
                                                                  DECEMBER 31, 1996           DECEMBER 31, 1995
                                                              -------------------------  ----------------------------
CLASS A                                                         SHARES        AMOUNT        SHARES         AMOUNT
------------------------------------------------------------  -----------  ------------  -------------  -------------
Shares sold.................................................   39,042,903  $423,073,924     42,162,424  $ 483,616,630
Shares issued in connection with reinvestment of
  distributions.............................................      225,741     2,221,785        899,831      9,789,980
                                                              -----------  ------------  -------------  -------------
                                                               39,268,644   425,295,709     43,062,255    493,406,610
Shares repurchased..........................................  (42,853,058) (464,603,203)   (41,032,648)  (470,692,845)
                                                              -----------  ------------  -------------  -------------
Net increase (decrease).....................................   (3,584,414) $(39,307,494)     2,029,607  $  22,713,765
                                                              -----------  ------------  -------------  -------------
                                                              -----------  ------------  -------------  -------------

                                                                     YEAR ENDED                   YEAR ENDED
                                                                  DECEMBER 31, 1996           DECEMBER 31, 1995
                                                              -------------------------  ----------------------------
CLASS B                                                         SHARES        AMOUNT        SHARES         AMOUNT
------------------------------------------------------------  -----------  ------------  -------------  -------------
Shares sold.................................................    7,303,169  $ 77,038,650      5,971,262  $  67,899,245
Shares issued in connection with reinvestment of
  distributions.............................................      111,715     1,070,181        340,110      3,629,261
                                                              -----------  ------------  -------------  -------------
                                                                7,414,884    78,108,831      6,311,372     71,528,506
Shares repurchased..........................................   (7,859,944)  (82,438,811)    (4,758,650)   (53,997,274)
                                                              -----------  ------------  -------------  -------------
Net increase (decrease).....................................     (445,060) $ (4,329,980)     1,552,722  $  17,531,232
                                                              -----------  ------------  -------------  -------------
                                                              -----------  ------------  -------------  -------------

                                                                                                 JUNE 1, 1995
                                                                                           (COMMENCEMENT OF SALE OF
                                                                     YEAR ENDED                    SHARES)
                                                                  DECEMBER 31, 1996          TO DECEMBER 31, 1995
                                                              -------------------------  ----------------------------
ADVISOR CLASS                                                   SHARES        AMOUNT        SHARES         AMOUNT
------------------------------------------------------------  -----------  ------------  -------------  -------------
Shares sold.................................................      666,196  $  7,296,458         55,192  $     604,443
Shares issued in connection with reinvestment of
  distributions.............................................        1,759        17,394          5,231         57,021
                                                              -----------  ------------  -------------  -------------
                                                                  667,955     7,313,852         60,423        661,464
Shares repurchased..........................................     (676,463)   (7,409,460)        (9,811)      (118,234)
                                                              -----------  ------------  -------------  -------------
Net increase (decrease).....................................       (8,508) $    (95,608)        50,612  $     543,230
                                                              -----------  ------------  -------------  -------------
                                                              -----------  ------------  -------------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $54,225 under these arrangements.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

Pursuant to section 852 of the Internal Revenue Code, the GT Global Japan Growth Fund designates $3,387,112 as a capital gain dividend for the fiscal year ended December 31, 1996.

                                      F15

                          GT GLOBAL JAPAN GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                          GT GLOBAL JAPAN GROWTH FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture, or sell telecommunications services or equipment

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve, or maintain a country's infrastructure

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore, or develop natural resources

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on large cap equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                     GT GLOBAL JAPAN GROWTH FUND
          JAPAR702M